UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

POLARIS INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(Registrant’s telephone number, including area code) (763) 542-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On July 29, 2021, the Board of Directors (the “Board”) of Polaris Inc. (the “Company”) appointed Darryl Jackson to the Board effective July 29, 2021.  Mr. Jackson was appointed as a Class III director and as a member of the Audit Committee.

Mr. Jackson is currently vice president at Hendrick Automotive Group, the largest privately held automotive retail organization in the United States. Prior to Hendrick Automotive Group, he served as director of the Financial Services Advisory Group at PricewaterhouseCoopers and spent nearly 20 years at Chrysler Automotive Corporation in various finance, marketing, and product planning leadership roles. Jackson is a certified public accountant. He earned his MBA from Harvard Business School and his bachelor’s degree from Central Michigan University.

As a non-employee director, Mr. Jackson will be eligible to receive director and committee fees, participate in the Polaris Inc. Deferred Compensation Plan for Directors, receive grants under the Polaris Inc. 2007 Omnibus Incentive Plan (as Amended and Restated April 30, 2020), and use Company products, all as described under the caption “Director Compensation” in the Company’s proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 16, 2021, subject to the following changes to the director compensation amounts recently approved by the Board, which became effective April 29, 2021: (i) the annual director’s retainer fee increased to $90,000, and (ii) the grant date fair value of the annual award of deferred stock units increased to $140,000.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 2, 2021 of Polaris Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 2, 2021

POLARIS INC.

/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President—General Counsel and Secretary